UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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MIRATI THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

BRISTOL-MYERS SQUIBB COMPANY
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Bristol-Myers Squibb Company
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Subject Company: Mirati Therapeutics, Inc.
Commission File No.: 001-35921

This filing contains the following communications:

1.	A joint press release issued by Bristol-Myers Squibb Company (“Bristol Myers Squibb”) and Mirati Therapeutics, Inc. (“Mirati”) on October 8, 2023.

2.	An investor presentation related to the acquisition of Mirati by Bristol Myers Squibb published on October 8, 2023.

3.	Social Media Posts of Bristol Myers Squibb relating to the acquisition published on October 8, 2023.

4.	Letter to employees of Mirati sent on October 8, 2023.

5.	Form of letter sent to clinical trial investigators on October 8, 2023.

6.	Form of letter sent to partners on October 8, 2023.

7.	Form of letter sent to regulators on October 8, 2023.

8.	Form of letter and accompanying fact sheet sent to analysts on October 8, 2023.

1.	The following is a joint press release issued by Bristol-Myers Squibb Company and Mirati Therapeutics, Inc. on October 8, 2023.

Bristol Myers Squibb Strengthens and Diversifies Oncology Portfolio with Acquisition of Mirati Therapeutics

Bristol Myers Squibb to Acquire Mirati for $58.00 Per Share, Representing $4.8 Billion Equity Value and Up to $5.8 Billion Including the Contingent Value Right

Acquisition Brings KRAZATI® (adagrasib), a Best-in-Class KRASG12C Inhibitor Approved by the U.S. FDA for the Treatment of Patients with Advanced Non-Small Cell Lung Cancer Harboring a KRASG12C Mutation and Who Have Received at Least One Prior Systemic Treatment

KRAZATI is in Clinical Development in Combination with a PD-1 Inhibitor as a First-Line Therapy for Patients with Non-Small Cell Lung Cancer Harboring a KRASG12C Mutation as well as in Other Indications

Mirati’s Promising Pipeline Includes a Potent Selective PRMT5/MTA Inhibitor, MRTX1719, a Potential First-in-Class and Best-in-Class Asset; and Early Clinical Pipeline Features a KRAS and KRAS Enabling Program, including MRTX1133, and a SOS1 Inhibitor, MRTX0902

PRINCETON & SAN DIEGO – October 8, 2023 – Bristol Myers Squibb (NYSE: BMY) and Mirati Therapeutics, Inc.® (NASDAQ: MRTX) today announced that they have entered into a definitive merger agreement under which Bristol Myers Squibb has agreed to acquire Mirati for $58.00 per share in cash, for a total equity value of $4.8 billion. Mirati stockholders will also receive one non-tradeable Contingent Value Right (CVR) for each Mirati share held, potentially worth $12.00 per share in cash, representing an additional $1.0 billion of value opportunity. The transaction was unanimously approved by both the Bristol Myers Squibb and the Mirati Boards of Directors.

Mirati is a commercial stage targeted oncology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. Mirati’s assets are a strong fit with Bristol Myers Squibb’s portfolio and innovative pipeline and represent an attractive opportunity to grow Bristol Myers Squibb’s oncology franchise. Through this acquisition, Bristol Myers Squibb will add KRAZATI, an important lung cancer medicine, to its commercial portfolio. The company gains access to several promising clinical assets that complement its oncology pipeline and are strong candidates for single agent development and combination strategies.

Mirati’s portfolio includes:

•
KRAZATI (adagrasib), which was granted accelerated U.S. Food and Drug Administration (FDA) approval for the treatment of adult patients with KRASG12C-mutated locally advanced or metastatic Non-Small Cell Lung Cancer (NSCLC) who have received at least one prior systemic therapy. KRASG12C mutations represent one of the most frequent alterations in NSCLC, accounting for approximately 14% of all NSCLC patients. KRAZATI also has several attributes that position it favorably versus other KRASG12C inhibitors, including its long half-life, and its demonstrated ability to be combined with a PD-1 inhibitor in first-line treatment of NSCLC in Phase 1 and 2 clinical trials. Adagrasib has shown central nervous system (CNS) penetration and intracranial responses in patients with active and untreated brain metastases. Additionally, it has shown strong efficacy data as a second- and third-line treatment for patients with colorectal cancer in combination with cetuximab, and as a monotherapy in previously treated pancreatic ductal adenocarcinoma. Plans are underway to work with regulators to bring adagrasib to patients in these treatment settings in the near future;

•
MRTX1719, a potential first-in-class MTA-cooperative PRMT5 inhibitor in Phase 1 development has shown encouraging early efficacy data across several tumor types with MTAP deletion, including NSCLC, cholangiocarcinoma (bile duct cancer) and melanoma, with no evidence to date of meaningful hematologic toxicities associated with non-selective PRMT5 inhibitors. MRTX1719 targets MTAP-deleted tumors that comprise approximately 10% of all cancers. Phase 2 clinical trial initiation for MRTX1719 is expected in the first half of 2024;

•
A leading KRAS and KRAS enabling program, including MRTX1133 and MRTX0902. MRTX1133 targets the KRASG12D mutation, which is implicated in key tumor types, such as pancreatic cancer, NSCLC and colorectal cancer. MRTX0902 is a SOS1 inhibitor in Phase 1 clinical development with the potential for combination use with other agents targeting the MAPK/RAS pathway, including KRAZATI. The KRASG12D mutation is implicated in over 30% of pancreatic cancer patients, a disease with high unmet medical need.

“We are excited to add these assets to our portfolio and to accelerate their development as we seek to deliver more treatments for cancer patients,” said Giovanni Caforio, Chief Executive Officer and Board Chair, Bristol Myers Squibb. “With a strong strategic fit, great science and clear value creation opportunities for our shareholders, the Mirati transaction is aligned with our business development goals. Importantly, by leveraging our skills and capabilities, including our global commercial infrastructure, we will ensure patients globally can benefit from Mirati’s portfolio of innovative medicines.”

“With multiple targeted oncology assets including KRAZATI, Mirati is another important step forward in our efforts to grow our diversified oncology portfolio and further strengthen Bristol Myers Squibb’s pipeline for the latter half of the decade and beyond,” said Chris Boerner, Ph.D., Executive Vice President and Chief Operating Officer and Chief Executive Officer-Elect, Bristol Myers Squibb. “Today’s news builds upon our long legacy of delivering breakthrough therapies that transform the lives of people with cancer. We are impressed with the science that the talented people of Mirati have driven in service of patients, and we look forward to welcoming them to Bristol Myers Squibb.”

Samit Hirawat, M.D., Chief Medical Officer and Head of Global Drug Development, Bristol Myers Squibb, said, “Mirati strengthens and complements our current portfolio by adding assets focused on intrinsic tumor targets in the MTAP and MAPK pathways. We believe Mirati’s assets have the potential to change the standard of care in multiple cancers, both as standalone therapies and in combination with Bristol Myers Squibb’s existing pipeline. We are excited about the significant potential that this transaction creates to transform patients’ lives through science around the world.”

“Since our founding 10 years ago, Mirati has made significant strides in transforming the lives of patients living with cancer through the development of innovative therapies. Through our discovery and development of next-generation targeted cancer therapeutics, we have built a robust pipeline of potentially best-in-class treatments that offer renewed hope for patients,” said Charles Baum, M.D., Ph.D., Founder, President and Chief Executive Officer, Mirati Therapeutics, Inc. “This transaction is a testament to the potential of our platform and to our team’s hard work and dedication to changing lives. Bristol Myers Squibb’s global scale, resources and commitment to innovation will enable Mirati’s therapeutics to benefit more patients, faster, and deliver on our vision of unlocking the science behind the promise of a life beyond cancer. We believe that this transaction is the best way to benefit patients and maximize value for shareholders.”

The transaction is expected to be treated as a business combination and to be dilutive to Bristol Myers Squibb’s non-GAAP earnings per share by approximately $0.35 per share in the first 12 months after the transaction closes.

Transaction Terms and Financing

Under the terms of the merger agreement, Bristol Myers Squibb through a subsidiary will acquire all of the outstanding shares of Mirati common stock at a price of $58.00 per share in cash representing a 52% premium to the 30-day VWAP as of the unaffected October 4, 2023 close, for a total equity value of $4.8 billion corresponding to an enterprise value of approximately $3.7 billion, which accounts for approximately $1.1 billion of Mirati cash. Each Mirati stockholder will also receive one non-tradeable CVR per Mirati share, which will entitle its holder to receive a one-time potential payment of $12.00 in cash, for a total value of approximately $1.0 billion, upon acceptance by U.S. FDA of a new drug application for MRTX1719 for the treatment of either locally advanced or metastatic NSCLC in patients who have received no more than two prior lines of systemic therapy within seven years after the closing of the merger, subject to the terms and conditions contained in a contingent value rights agreement detailing the terms of the CVR.

The transaction is anticipated to close by the first half of 2024, subject to fulfillment of customary closing conditions, including approval of Mirati’s stockholders and receipt of required regulatory approvals.

Bristol Myers Squibb expects to finance the acquisition with a combination of cash and debt.

Advisors

Evercore Inc. and Morgan Stanley & Co. LLC are serving as financial advisors to Bristol Myers Squibb, and Kirkland & Ellis LLP is serving as legal counsel. Centerview Partners LLC is serving as financial advisor to Mirati, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

About KRASG12C in NSCLC

Lung cancer is one of the most common cancers worldwide, accounting for 2.21 million new cases and 1.8 million deaths worldwide in 2020.1 Lung cancer consists of NSCLC in approximately 85% of cases and small cell lung cancer (SCLC) in approximately 15% of cases.2 KRASG12C is the most common KRAS mutation in NSCLC, present in approximately 14% of patients with lung adenocarcinoma, and is a biomarker mutation of poor prognosis.3,4

KRAZATI (adagrasib) U.S. Indication

KRAZATI is indicated for the treatment of adult patients with KRASG12C-mutated locally advanced or metastatic non-small cell lung cancer (NSCLC), as determined by an FDA-approved test, who have received at least one prior systemic therapy.

This indication is approved under accelerated approval based on objective response rate (ORR) and duration of response (DOR). Continued approval for this indication may be contingent upon verification and description of a clinical benefit in a confirmatory trial(s).

KRAZATI (adagrasib) Important Safety Information
WARNINGS AND PRECAUTIONS

Gastrointestinal Adverse Reactions
•
In the pooled safety population, serious gastrointestinal adverse reactions observed were gastrointestinal obstruction in 1.6%, including 1.4% grade 3 or 4, gastrointestinal bleeding in 0.5% of patients, including 0.5% grade 3, and colitis in 0.3%, including 0.3% grade 3. In addition, nausea, diarrhea, or vomiting occurred in 89% of 366 patients, including 9% grade 3. Nausea, diarrhea, or vomiting led to dosage interruption or dose reduction in 29% of patients and permanent discontinuation of KRAZATI in 0.3%

•
Monitor and manage patients using supportive care, including antidiarrheals, antiemetics, or fluid replacement, as indicated. Withhold, reduce the dose, or permanently discontinue KRAZATI based on severity

QTc Interval Prolongation
•	KRAZATI can cause QTc interval prolongation, which can increase the risk for ventricular tachyarrhythmias (eg, torsades de pointes) or sudden death

•
In the pooled safety population, 6% of 366 patients with at least one post-baseline electrocardiogram (ECG) assessment had an average QTc ≥501 ms, and 11% of patients had an increase from baseline of QTc >60 msec. KRAZATI causes concentration-dependent increases in the QTc interval

•
Avoid concomitant use of KRAZATI with other products with a known potential to prolong the QTc interval. Avoid use of KRAZATI in patients with congenital long QT syndrome and in patients with concurrent QTc prolongation

•
Monitor ECGs and electrolytes prior to starting KRAZATI, during concomitant use, and as clinically indicated in patients with congestive heart failure, bradyarrhythmias, electrolyte abnormalities, and in patients who are taking medications that are known to prolong the QT interval. Withhold, reduce the dose, or permanently discontinue KRAZATI, depending on severity

Hepatotoxicity
•	KRAZATI can cause hepatotoxicity

•
In the pooled safety population, hepatotoxicity occurred in 37%, and 7% were grade 3 or 4. A total of 32% of patients who received KRAZATI had increased alanine aminotransferase (ALT)/increased aspartate aminotransferase (AST); 5% were grade 3 and 0.5% were grade 4. Increased ALT/AST leading to dose interruption or reduction occurred in 11% of patients. KRAZATI was discontinued due to increased ALT/AST in 0.5% of patients

•
Monitor liver laboratory tests (AST, ALT, alkaline phosphatase, and total bilirubin) prior to the start of KRAZATI, and monthly for 3 months or as clinically indicated, with more frequent testing in patients who develop transaminase elevations. Reduce the dose, withhold, or permanently discontinue KRAZATI based on severity

Interstitial Lung Disease /Pneumonitis
•
KRAZATI can cause interstitial lung disease (ILD)/pneumonitis, which can be fatal. In the pooled safety population, ILD/pneumonitis occurred in 4.1% of patients, 1.4% were grade 3 or 4, and 1 case was fatal. The median time to first onset for ILD/pneumonitis was 12 weeks (range: 5 to 31 weeks). KRAZATI was discontinued due to ILD/pneumonitis in 0.8% of patients

•
Monitor patients for new or worsening respiratory symptoms indicative of ILD/pneumonitis (eg, dyspnea, cough, fever). Withhold KRAZATI in patients with suspected ILD/pneumonitis and permanently discontinue KRAZATI if no other potential causes of ILD/pneumonitis are identified

Adverse Reactions
•	The most common adverse reactions (≥25%) are nausea, diarrhea, vomiting, fatigue, musculoskeletal pain, hepatotoxicity, renal impairment, edema, dyspnea, decreased appetite

Females and Males of Reproductive Potential
•	Infertility: Based on findings from animal studies, KRAZATI may impair fertility in females and males of reproductive potential

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook and Instagram.

About Mirati Therapeutics

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer. For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Use of Non-GAAP Financial Information and Financial Guidance

In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this communication that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items such as unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results. In addition, the non-GAAP financial guidance in this communication excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.

Contacts

Bristol Myers Squibb

Media Inquiries:
media@bms.com

Investors:
investor.relations@bms.com

Mirati Therapeutics

Media Inquiries:
media@mirati.com

Investors:
ir@mirati.com

Citations
1.	Lung cancer statistics. WCRF International. https://www.wcrf.org/cancer-trends/lung-cancer-statistics/. Published April 14, 2022.

2.	Molina JR, Yang P, Cassivi SD, Schild SE, Adjei AA. Non-small cell lung cancer: epidemiology, risk factors, treatment, and survivorship. Mayo Clin Proc. 2008;83(5):584-94.

3.	Jänne PA, Riely GJ, Gadgeel SM, et al. Adagrasib in Non-Small-Cell Lung Cancer Harboring a KRASG12C Mutation. N Engl J Med. 2022;387(2):120-131.

4.	Haigis KM. KRAS alleles: the devil is in the detail. Trends Cancer. 2017;3(10):686-697.

2.	The following is an investor presentation related to the acquisition of Mirati by Bristol Myers Squibb published on October 8, 2023.

 October 8, 2023  Bristol Myers Squibb Strengthens & Diversifies Oncology Portfolio with Acquisition of Mirati Therapeutics

 Cautionary Statements  2  Additional Information and Where to Find it  In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.   Participants in the Solicitation  This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

 Cautionary Statements (Cont.)  3  Cautionary Statement Regarding Forward-Looking Statements  This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

 Cautionary Statements (Cont.)  4  Use of Non-GAAP Financial Information and Financial Guidance  In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this communication that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods  Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.  Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items such as unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results. In addition, the non-GAAP financial guidance in this communication excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.

Mirati Therapeutics: Strong Strategic Fit

Compelling Assets

- *KRAZATI (adagrasib)*: **best-in-class $KRAS^{G12C}$ inhibitor** with opportunity across multiple tumor types
  - Strong launch in 2L+ NSCLC; >40% share of new patients
  - 1L NSCLC Phase 3 initiation by YE 2023; 3L+ CRC filing by YE 2023; 2L CRC data in 2024
- **MRTX1719: potential first-in-class and best-in-class potent selective PRMT5/MTA inhibitor**
  - MTAP deleted mutations occur in ~10% of cancers
  - Phase 2 clinical trial expected to begin in first half of 2024
- **Early clinical pipeline features a KRAS and KRAS enabling program**
  - $KRAS^{G12D}$ program MRTX1133: targeting mutations implicated in key tumor types
  - SOS1 inhibitor MRTX0902: potential for combination use with other agents targeting the MAPK/RAS pathway

Strengthens Oncology Pipeline

- **Diversifies oncology portfolio**, building on BMS scientific depth in tumor intrinsic mechanisms
  - Adds deep expertise in RAS pathway and strong track record of developing differentiated targeted molecules
- **Complementary to BMS existing leadership in IO** through combination opportunities

Supports Long-term Growth

- *KRAZATI* **immediately contributes to BMS near- and medium-term growth** profile
- Broadened pipeline **enhances BMS long-term growth in oncology**

Bristol Myers Squibb™ Not for Product Promotional Use 5

Transaction Overview

Agreement to acquire Mirati for:

$58.00
per share in cash

$12.00
non-tradeable CVR for each Mirati share; converts upon U.S. FDA acceptance of a new drug application for MRTX1719 for the treatment of either locally advanced or metastatic NSCLC in patients who have received no more than two prior lines of systemic therapy

Expected to close by 1H2024, subject to fulfillment of customary closing conditions, including approval of Mirati's stockholders and receipt of required regulatory approvals.

Differentiated oncology portfolio:

KRAZATI
($KRAS^{G12C}$ Inhibitor)

MRTX1719
(PRMT5 Inhibitor)

Early clinical pipeline
(Assets include MRTX1133 and MRTX0902)

KRAZATI: Best-in-class $KRAS^{G12C}$ inhibitor

Approved
in 2L $KRAS^{G12C}$ NSCLC

Expansion potential
in $KRAS^{G12C}$ 1L NSCLC, 2L / 3L CRC and other solid tumors

Creates value for BMS

IRR exceeds Mirati cost of capital

Maintain strong financial flexibility enabling prioritizing additional business development, growing the dividend, opportunistic share repurchases

All-cash transaction funded with a combination of cash and debt

Expect to maintain strong investment grade credit ratings

Acquisition of Mirati Strengthens and Diversifies Oncology Portfolio

Bristol Myers Squibb™

Not for Product Promotional Use 6

Mirati: Innovative Targeted Oncology Company

KRAZATI® (adagrasib) | 200 mg TABLETS

- FDA approved in 2L $KRAS^{G12C}$ mutated NSCLC
- Best-in-class $KRAS^{G12C}$ profile in 1L NSCLC and CRC

Strong targeted oncology pipeline with potential first-in-class PRMT5/MTA inhibitor and early clinical pipeline

Scientific expertise in RAS pathway and developing targeted therapies

Additional opportunity from preclinical programs including next generation pan-KRAS inhibitor

>500 employees

San Diego, CA headquarters

Track record in targeting key oncogenic drivers

OVERVIEW OF MIRATI PIPELINE

Compound / MoA	Indication	Development Approach	Development Phase (Phase 1/1b – Phase 2 – Phase 3)
KRAZATI (adagrasib) $KRAS^{G12C}$ Inhibitor	NSCLC	Monotherapy[1]	2L NSCLC
		Adagrasib + Pembro (PD-1)	1L NSCLC TPS ≥ 50%
		Adagrasib + Pembro + Chemo	1L NSCLC TPS < 50%
	CRC	Adagrasib + Cetuximab (EGFRi)	2L CRC
			3L+ CRC
	Pan-Tumor	Monotherapy	CRC, Pancreatic & Other
		PoC Combinations: SOS1, RAF/MEK, mTOR, PD-1	2L+ NSCLC & CRC
MRTX1719 PRMT5/MTA Inhibitor	MTAP-Deleted Tumors	Monotherapy & Combination	NSCLC, melanoma, cholangiocarcinoma, mesothelioma
MRTX1133 $KRAS^{G12D}$ Inhibitor	KRASG12D-Mutated Tumors	Monotherapy & Combination	Pancreatic, CRC, NSCLC & Other
MRTX0902 SOS1 Inhibitor	Solid Tumors	Combination	Solid Tumors

1. Phase 3 trial of Adagrasib randomized to docetaxcel in 2L NSCLC

Bristol Myers Squibb™ Not for Product Promotional Use 7

 8  KRAZATI Enhances Oncology Franchise  Strong Commercial Fit with Oncology Portfolio  Diversifies BMS oncology portfolio  BMS leading oncology commercial infrastructure can accelerate KRAZATI launch  Leverage BMS global commercial footprint to ensure KRAZATI helps patients worldwide  Extending in IO  Diversifying beyond IO  Repotrectinib  (PDUFA: 11/27/23)

KRAZATI (adagrasib)

Differentiated KRAS^{G12C} Inhibitor with Broad Development Program to Maximize Potential for Patients

2L+ Lung Cancer

Monotherapy

~7,000
U.S. Patients

Approved in December 2022

Ongoing confirmatory Phase 3 trial topline readout in 1H 2024

1L Lung Cancer

Combination with Pembro or Pembro and Chemotherapy

~15,500
U.S. Patients

TPS ≥ 50% Adagrasib + PD-1 Phase 3 enrolling by YE 2023

TPS <50% Adagrasib + PD-1 + chemotherapy combination KRYSTAL-17 readout in 2024

Colorectal Cancer

Monotherapy / Combination with Cetuxibmab

~4,000
U.S. Patients

3L+ CRC filing by YE 2023

Phase 3 study in 2L+ CRC ongoing top-line report PFS and interim OS in 2024

CNS Penetrant

Combinability with PD-1 and Chemo

Improved Half-Life and PK Profile

Bristol Myers Squibb
Not for Product Promotional Use
9

KRAZATI (adagrasib)

Opportunity to expand to 1L NSCLC

1L NSCLC with TPS ≥ 50%

Demonstrated early efficacy in combination with pembrolizumab

- 63% ORR[1,2,3] (N=56)
- Substantially exceeds standard of care historical benchmark of 39%-45%[4,5]

Combination is well tolerated with low rates of clinically meaningful liver TRAEs

Initiating Phase 3 in this population

Next Key Event

Enrollment in Phase 3 adagrasib+/- pembrolizumab study expected before YE 2023

1L NSCLC with TPS < 50%

Strategy to raise the standard of care through combination with chemotherapy and pembrolizumab adagrasib + chemo-pembro combination Phase 2 study underway (KRYSTAL-17)

Next Key Event

Data expected for KRYSTAL-17 adagrasib + chemo-immunotherapy study in 1H 2024

1. One confirmed response confirmed subsequent to data cut off; full analysis set includes 3 protocol violations (n=56); 2. Excluding 3 protocol violations, ORR was 66% (n=53); 3. Among clinical activity evaluable (CAE) patients, defined as receiving at least one dose of adagrasib (400 mg BID) + pembrolizumab, having measurable disease at baseline, and having at least one post-baseline tumor assessment, the ORR was 71% (n=49); 4. ORR of 39% from KEYNOTE-42 and ORR of 45% from KEYNOTE-24; 5. For illustrative purposes only: no head-to-head clinical trial has been conducted.

Bristol Myers Squibb

Not for Product Promotional Use 10

MRTX1719

Potential first-in-class and best-in-class potent selective PRMT5/MTA inhibitor

Significant unmet need and commercial opportunity

MTAP deletions occur in ~10% of cancer, representing >250,000 annual incidents across lines of therapies in the U.S. and Europe

MRTX1719 highly selectively inhibits PRMT5 activity

Causes cell death in MTAP-deleted tumor cells while sparing normal cells and enhancing therapeutic index

Advancing clinical development

- Phase 1/2 clinical trial initiated in Q1 2022; dose escalation and expansion ongoing
- Fast-Track Designation granted in Q3 2022
- **Phase 2 initiation expected in 1H 2024**

Encouraging Early Clinical Data: Phase 1 Dose Escalation[1]

- 33 patients evaluable for safety with 21 evaluable for clinical response, including 18 patients at therapeutic doses
- **Favorable Safety Profile**
  No dose limiting heme-related toxicities (as observed with non-selective PRMT5 inhibitors)
- **Early Proof of Concept Achieved**
  6 confirmed PRs

1. Data disclosed on Mirati Q2 2023 Earnings call on August 8, 2023.

Bristol Myers Squibb

Not for Product Promotional Use 11

 Early clinical pipeline features a KRAS and KRAS enabling program  12  MRTX0902   Potent and selective small molecule SOS1 inhibitor that disrupts the KRAS SOS1 interaction shifting KRAS to its inactive state  Potential to be highly synergistic in combination with KRASG12C, KRASG12D and other targeted agents  Phase 1/2 combination cohort initiated in Q2 2023 with initial clinical data expected in 2024  MRTX1133   Selectively and reversibly binds to and inhibits KRASG12D in both active and inactive states with Phase 1  Additional assets are in preclinical development  The KRASG12D mutation is implicated in over 30% of pancreatic cancer patients, a disease with high unmet medical need

Mirati Therapeutics: Strong Strategic Fit

Compelling Assets

- *KRAZATI (adagrasib)*: **best-in-class $KRAS^{G12C}$ inhibitor** with opportunity across multiple tumor types
  - Strong launch in 2L+ NSCLC; >40% share of new patients
  - 1L NSCLC Phase 3 initiation by YE 2023; 3L+ CRC filing by YE 2023; 2L CRC data in 2024
- **MRTX1719: potential first-in-class and best-in-class potent selective PRMT5/MTA inhibitor**
  - MTAP deleted mutations occur in ~10% of cancers
  - Phase 2 clinical trial expected to begin in first half of 2024
- **Early clinical pipeline features a KRAS and KRAS enabling program**
  - $KRAS^{G12D}$ program MRTX1133: targeting mutations implicated in key tumor types
  - SOS1 inhibitor MRTX0902: potential for combination use with other agents targeting the MAPK/RAS pathway

Strengthens Oncology Pipeline

- **Diversifies oncology portfolio**, building on BMS scientific depth in tumor intrinsic mechanisms
  - Adds deep expertise in RAS pathway and strong track record of developing differentiated targeted molecules
- **Complementary to BMS existing leadership in IO** through combination opportunities

Supports Long-term Growth

- *KRAZATI* **immediately contributes to BMS near- and medium-term growth** profile
- Broadened pipeline **enhances BMS long-term growth in oncology**

Bristol Myers Squibb™
Not for Product Promotional Use 13

 Appendix  14

 Establishing Leadership Across Key Oncogenic Mutations1  15  Pancreatic  NSCLC  CRC  1. EGFR and ALK - Decision Resource Group 2022 NSCLC Epidemiology Dashboard; ROS1 - Hirsch FR et al. Lancet 2017; MET exon 14 – Drilon A, et al. J Thorac Oncol. 2017; BRAF – Marchetti A, et al. J Clin Oncol. 2011 NTRK – Rosen EY, et al. Clin Cancer Res 2020; KRASG12C - AACR GENIE build v9.6, Clinico-Genomics dataset, Biernacka et al.; MSKSCC Cancer Discover 2017; Araujo et al.; Nassar et al.; Flatiron CGDB; KRASG12D - AACR GENIE build v9.6. 2. Internal Mirati epidemiology estimates with inputs from external sources, including Seer Stat and PanCancer Atlas  KRASG12C MT occur in ~14% of NSCLC, comparable to the prevalence of EGFR mutations   KRAS Prevalence in Tumors With High Unmet Needs  (metastatic tumors)  Prevalence of Oncogenic Mutations in Metastatic NSCLC 2

3.	The following are Social Media Posts of Bristol Myers Squibb relating to the acquisition published on October 8, 2023.

Linkedin

Twitter/X:

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

4.	The following is a letter sent to employees of Mirati sent on October 8, 2023.

Dear Mirati Team,

On behalf of my colleagues at BMS, I am writing to share how excited we are about our proposed combination. Much like Mirati, at BMS, we’re inspired by a single vision - transforming patients’ lives through science. We bring life-saving medicines to people around the world and work with compassion to improve outcomes for the patients who need us most.

We have had a productive working relationship with Mirati and have long admired the work that you do. Your talent, expertise and science are second to none, and we are impressed by the company and culture you have created. We look forward to welcoming your talented team to BMS and deepening our commitment to San Diego as a key innovation hub for our Company.

This transaction is consistent with our strategy to build a portfolio of foundational assets that deliver durable responses and have transformational potential. We believe Mirati’s assets have the potential to change the standard of care in multiple cancers, both as standalone therapies and in combination with our existing assets. We are confident that our skills and capabilities, including our global commercial infrastructure, will allow us to bring Mirati’s portfolio of medicines to as many patients as possible.

Bringing our companies together will require a thoughtful integration plan, a process our company has executed successfully in the past on both large and small scales. While BMS and Mirati will continue to operate separately until the transaction closes, we will have leaders from both companies working together on this plan and will continue to be transparent as we move forward.

In the weeks ahead, we look forward to meeting you and to discussing the significant potential inherent in this combination. On a personal note, I look forward to coming to San Diego to thank you in person for all that you have done and will continue to do to improve the lives of patients with cancer.  For now, on behalf of all of my colleagues at Bristol Myers Squibb, I send you our most sincere appreciation and we very much look forward to welcoming you to the team.

Sincerely,

Chris Boerner
Executive Vice President and Chief Operating Officer and Chief Executive Officer-Elect
Bristol Myers Squibb

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

5.	The following is a form of letter sent to clinical trial investigators on October 8, 2023.

Dear NAME,

I am writing to share some exciting news about Bristol Myers Squibb. BMS announced that it has entered into an agreement to acquire Mirati Therapeutics, a San Diego-based commercial stage targeted oncology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones.

Mirati provides BMS with a unique opportunity to deliver the next wave of innovative treatments for oncology patients. Through this acquisition, BMS will add KRAZATI (adagrasib), an important lung cancer medicine, to our commercial portfolio. We also gain access to several promising clinical assets that complement our oncology pipeline and are strong candidates for single agent development and combination strategies.

KRAZATI was granted accelerated U.S. Food and Drug Administration (FDA) approval for the treatment of adult patients with KRASG12C-mutated locally advanced or metastatic Non-Small Cell Lung Cancer (NSCLC) who have received at least one prior systemic therapy. KRAZATI also has several attributes that position it favorably versus other KRASG12C inhibitors, including its long half-life and its demonstrated ability to be combined with a PD-1 inhibitor in first-line treatment of NSCLC in Phase 1 and 2 clinical trials. Adagrasib has shown central nervous system (CNS) penetration and intracranial responses in patients with active and untreated brain metastases, and strong efficacy data in as a second- and third-line treatment for patients with colorectal cancer in combination with cetuximab, and as a monotherapy in previously treated pancreatic ductal adenocarcinoma.

The clinical assets in Mirati’s pipeline include MRTX1719, a potential first-in-class MTA-cooperative PRMT5 inhibitor in Phase 1 development, and a leading KRAS and KRAS enabling program that includes MRTX1133, which targets the KRASG12D mutation, and MRTX0902, a SOS1 inhibitor in Phase 1 clinical development.

We believe Mirati’s assets have the potential to change the standard of care in multiple cancers, both as standalone therapies and in combination with BMS’s existing pipeline, and we are incredibly excited about the opportunities ahead.

We anticipate the transaction to close by the first half of 2024, subject to the fulfillment of customary closing conditions. Until closing, it is business as usual and both businesses will continue to operate independently. We remain as focused as ever on our responsibilities so that we can continue making a difference in the lives of patients and their families.

As always, please feel free to reach out to me with any additional questions.

Thank you for your support.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

6.	The following is a form of letter sent to partners on October 8, 2023.

Dear Valued Partner,

I am writing to share some exciting news about Bristol Myers Squibb. BMS announced that it entered into an agreement to acquire Mirati Therapeutics, a San Diego-based commercial stage targeted oncology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones.

This acquisition represents another important step forward in our efforts to grow our diversified oncology portfolio. We will add an important lung cancer medicine, KRAZATI (adagrasib), to our commercial portfolio. We will also gain access to several promising clinical assets that complement our oncology franchise and are strong candidates for single agent development and combination strategies.

The clinical assets in Mirati’s pipeline include MRTX1719, a potential first-in-class MTA-cooperative PRMT5 inhibitor in Phase 1 development, and a leading KRAS and KRAS enabling program that includes MRTX1133, which targets the KRASG12D mutation, and MRTX0902, a SOS1 inhibitor in Phase 1 clinical development.

We anticipate the transaction to close by the first half of 2024. Until then, it is business as usual and both businesses will continue to operate independently. We remain as focused as ever on our responsibilities so that we can continue making a difference in the lives of patients and their families.

As always, if you have any questions, please feel free to reach out to me. We look forward to our continued partnership and appreciate your continued support.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

7.	The following is a form of letter sent to regulators on October 8, 2023.

Dear [NAME / INSERT CUSTOMARY GREETING],

I am writing to share some exciting news about Bristol Myers Squibb. We announced that BMS entered into an agreement to acquire Mirati Therapeutics, a San Diego-based commercial stage targeted oncology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones.

This acquisition represents another important step forward in our efforts to grow our diversified oncology portfolio. We will add an important lung cancer medicine, KRAZATI (adagrasib), to our commercial portfolio. We will also gain access to several promising clinical assets that complement our oncology pipeline and are strong candidates for single agent development and combination strategies.

The clinical assets in Mirati’s pipeline include MRTX1719, a potential first-in-class MTA-cooperative PRMT5 inhibitor in Phase 1 development, and a leading KRAS and KRAS enabling program that includes MRTX1133, which targets the KRASG12D mutation, and MRTX0902, a SOS1 inhibitor in Phase 1 clinical development.

We anticipate the transaction to close by the first half of 2024. Until then, it is business as usual and both businesses will continue to operate independently. We have significant experience bringing companies together and believe following close the integration process will be seamless.

We appreciate your ongoing support and are committed to keeping you informed of any relevant new developments. In the meantime, should you have any questions regarding this announcement, please do not hesitate to reach out.

Thank you for your support.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Additional Information and Where to Find it

In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

8.	The following is a form of letter and accompanying fact sheet sent to analysts on October 8, 2023.

Dear NAME,

This morning, we announced <LINK> that Bristol Myers Squibb has entered into an agreement to acquire Mirati Therapeutics, a commercial stage targeted oncology company, for $58.00 per share in cash. Mirati stockholders will also receive one non-tradeable Contingent Value Right (CVR) for each Mirati share held, potentially worth $12.00 per share in cash, representing an additional $1.0 billion of value opportunity.

This transaction provides Bristol Myers Squibb with a unique opportunity to deliver the next wave of breakthrough therapies that transform the lives of patients with cancer and their loved ones. Through this transaction, Bristol Myers Squibb will add KRAZATI (adagrasib), an important lung cancer medicine, to its commercial portfolio. We also gain access to several promising clinical assets that complement our oncology pipeline and are strong candidates for single agent development and combination strategies.

I’ve attached a fact sheet that highlights the key facts and figures. Of course, if you have any questions or would like to discuss further, please don’t hesitate to reach out.

Thank you for your continued support of Bristol Myers Squibb.

Sincerely,

NAME
TITLE, Bristol Myers Squibb

Bristol Myers Squibb | MIRATI THERAPEUTICS

Bristol Myers Squibb to Acquire Mirati Therapeutics

Transaction Terms and Financial Details

$58.00 per share in cash

~$4.8B equity value

~$3.7B enterprise value, which accounts for ~$1.1B of Mirati cash

$12.00 non-tradeable CVR for each Mirati share; converts upon U.S. FDA acceptance of a new drug application for MRTX1719 for the treatment of either locally advanced or metastatic NSCLC in patients who have received no more than two prior lines of systemic therapy

1H 2024 Anticipated close, subject to Mirati stockholder approval and required regulatory approvals

All-cash transaction to be financed with a combination of cash and debt

San Diego-based commercial stage targeted oncology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer

Mirati adds several promising clinical assets focused on intrinsic tumor targets in the MTAP and MAPK pathways

Mirati's assets have the potential to change the standard of care in multiple cancers, both as standalone therapies and in combination with BMS's existing assets

Key Assets

KRAZATI (adagrasib)

Commercialized Lung Cancer Medicine with Further Growth Potential

LUNG CANCER

Demonstrated activity in patients with CNS metastases and has demonstrated it can be safely combined with PD-1 inhibitors

- Accelerated approval granted in the U.S. for $KRAS^{G12C}$ mutated locally advanced or metastatic Non-Small Cell Lung Cancer (NSCLC) who have received at least one prior systemic treatment
This mutation is estimated to be present in 14% of lung cancers, representing ~7,000 patients in the U.S.
- 1L NSCLC TPS≥50% – KRYSTAL 7 Trial of *adagrasib* / pembroluzimab: 63% (49-75%) ORR compared with historical control of 39% and 45% for pembroluzimab monotherapy from Keynote-042 and Keynote-024 studies
Represents ~4,800 patients in the U.S.
- Enrollment in Phase 3 study of *adagrasib* +/- pembroluzimab to begin by YE 2023
- 1L NSCLC TPS≤50% – KRYSTAL 17 trial amended to include *adagrasib*/pembroluzimab/chemo — data expected in 1H 2024
Represents ~10,800 patients in the U.S.

COLORECTAL CANCER (CRC)

3rd line + CRC: *adagrasib* + cetuximab demonstrated 46% ORR in patients heavily pretreated for metastatic $KRAS^{G12C}$ CRC

- Mirati plans to file for accelerated approval in fourth quarter
$KRAS^{G12C}$ mutation is estimated to be present in 4% of CRC, representing ~4,000 patients in the U.S., with ~1,000 in 3L+

Phase 3 data with cetuximab in 2L+ $KRAS^{G12C}$ CRC expected in 2024

- *Represents ~1,500 – 2,000 patients in the U.S.*

Added to NCCN guidelines for $KRAS^{G12C}$ CRC

OTHER TUMORS

Data in pancreatic and other tumors demonstrated a 33% ORR – accelerated approval pathways being explored

- *G12C mutations correspond to ~2% of pancreatic cancers*

Added to NCCN guidelines for 2L treatment of $KRAS^{G12C}$ pancreatic cancer

MRTX1719

Potential first-in-class and best-in-class potent selective PRMT5/MTA inhibitor

Implicated in the MTAP pathway — MTAP gene deletion found in ~10% of all cancers

Phase 1 dose-ranging study showed encouraging early efficacy and safety

- N=33 patients evaluable for safety with at least one dose
- N=21 evaluable for clinical response — and 18 treated with therapeutic dose of ≥100 mg QD
- **6 confirmed PRs** per RECIST v1.1 **out of 18 patients** evaluable for response at therapeutic dose levels ≥100 mg QD across multiple dose levels and tumor types, including NSCLC, mesothelioma, biliary tract tumors, melanoma
- **No dose limiting heme-related** toxicities that were observed with non-selective PRMT5 inhibitors

Advancing clinical development

- Fast-Track designation granted in Q3 2022
- Phase 2 initiation expected in 1H 2024

Early clinical pipeline features KRAS and KRAS enabling program

MRTX1133: Selectively and reversibly binds to and inhibits $KRAS^{G12D}$ in both active and inactive states with Phase 1 underway. Additional assets are in preclinical development.

MRTX0902: Potent and selective small molecule SOS1 inhibitor that disrupts the KRAS SOS1 interaction shifting KRAS to its inactive state

- Provides a selective approach to targeting KRAS resulting in a broad anticipated therapeutic index
- Potential to be highly synergistic in combination with $KRAS^{G12C}$, $KRAS^{G12D}$ and other targeted agents
- Could limit cancer growth arising from mutations beyond KRAS, including EGFR
Phase 1/2 combination cohort initiated in Q2 2023 with initial clinical data expected in 2024

KRAZATI (adagrasib) U.S. Indication KRAZATI is indicated for the treatment of adult patients with KRASG12C-mutated locally advanced or metastatic non-small cell lung cancer (NSCLC), as determined by an FDA-approved test, who have received at least one prior systemic therapy. This indication is approved under accelerated approval based on objective response rate (ORR) and duration of response (DOR). Continued approval for this indication may be contingent upon verification and description of a clinical benefit in a confirmatory trial(s). Please see Full Prescribing Information. Additional Information and Where to Find it In connection with the proposed acquisition of Mirati by Bristol Myers Squibb, Mirati intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Mirati in advance of the special meeting relating to the proposed acquisition. This document is not a substitute for the proxy statement or any other document that may be filed by Mirati with the SEC. MIRATI’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BRISTOL MYERS SQUIBB AND MIRATI WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Bristol Myers Squibb and Mirati, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Bristol Myers Squibb and Mirati make available free of charge at Bristol Myers Squibb’s website at www.bms.com/investors and Mirati’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC. Participants in the Solicitation This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Bristol Myers Squibb, Mirati and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Mirati in connection with the proposed acquisition. Information regarding Bristol Myers Squibb’s directors and executive officers is contained in Bristol Myers Squibb’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Mirati’s directors and executive officers is contained in Mirati’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Bristol Myers Squibb’s or Mirati’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Bristol Myers Squibb’s website at www.bms.com and Mirati’s website at www.mirati.com. Cautionary Statement Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of Mirati by Bristol Myers Squibb, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and Mirati’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of Mirati’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for Mirati, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect Bristol Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2022, and Mirati’s business, particularly those identified in the cautionary factors discussion in Mirati’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Bristol Myers Squibb or Mirati from time to time with the SEC. Neither Bristol Myers Squibb nor Mirati undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Use of Non-GAAP Financial Information and Financial Guidance In discussing financial guidance, Bristol Myers Squibb refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this communication that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods Non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because Bristol Myers Squibb believes they neither relate to the ordinary course of Bristol Myers Squibb’s business nor reflect Bristol Myers Squibb’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods. Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items such as unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets and stock compensation resulting from acquisition-related equity awards, or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results. In addition, the non-GAAP financial guidance in this communication excludes the impact of any potential additional future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.